Other revenues	6 Months Ended
Jun. 30, 2023
Revenues [Abstract]
Other revenues	Other revenue
Other revenues consist of the following:

	Successor		Successor		Predecessor
(In $ millions)	Three months ended June 30, 2023	Three months ended June 30, 2022	Six months ended June 30, 2023	Period from February 23, 2022 through June 30, 2022	Period from January 1, 2022 through February 22, 2022
Leasing revenues (a)	7	7	14	9	4
Other (b)	3	—	6	—	1
Total other revenues	10	7	20	9	5
(a) Leasing revenue represents revenue earned on the charter of the West Castor, West Telesto and West Tucana to Gulfdrill, one of our related parties. Refer to Note 24 - "Related party transactions".
(b) On July 1, 2022, Seadrill novated its drilling contract for the West Gemini in Angola to the Sonadrill joint venture and leased the West Gemini to Sonadrill for the duration of that contract and the follow-on contract, entered into directly by Sonadrill, at a nominal charter rate, based on a commitment made under the terms of the joint venture agreement. At the commencement of the lease, we recorded a liability representing the fair value of the lease commitment which we amortize as lease revenue, on a straight-line basis, over the lease term. This lease is considered to form part of Seadrill’s investment in the joint venture, Sonadrill. Accordingly, we recorded a $25 million increase to our investment in Sonadrill at the commencement of the West Gemini lease to Sonadrill on July 1, 2022.